SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS

29. SUBSEQUENT EVENTS

In January 2013, the Group entered into an investment agreement with Shanghai Zhongxing Communication Technology Enterprise Co., Ltd. and Shanghai Ruigao Information Technology Co., Ltd., pursuant to which the parties will establish a joint venture in Wuxi, Jiangsu Province, for the purpose of developing and operating TV game platforms, TV games and other related businesses. The Group contributed RMB5.2 million (US$0.8 million) to the joint venture, which accounted for 51.5% of the registered capital of the joint venture. The joint venture was established in February 2013 with 51.5% equity interest owned by the Group.

The Group made certain cash advances to its previously consolidated VIE, Fire Rain (Note 4), which were secured by the personal guarantee of one of Fire Rain’s third-party shareholders. In April 2013, the Group and that individual shareholder entered into an agreement pursuant to which that individual shareholder will transfer their 33.5% equity interest in Fire Rain to the Group and in return the Group will release them from the personal guarantee provided in connection with the cash advances. After this share transfer, the Group will own approximately 58.5% of the equity of Fire Rain.